                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            NATIONAL BEVERAGE CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

NATIONAL BEVERAGE CORP.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         TIME:    2:00 P.M. (LOCAL TIME)
         DATE:    OCTOBER 26, 2001
         PLACE:   BALTIMORE MARRIOTT WATERFRONT HOTEL
                  700 ALICEANNA STREET
                  BALTIMORE, MARYLAND 21202

         At the Annual Meeting of Shareholders of National Beverage Corp. (the "Company") and any adjournments or postponements thereof (the "Meeting"), the following proposals are on the agenda for action by the shareholders:

1. TO ELECT TWO DIRECTORS TO SERVE AS CLASS II DIRECTORS FOR A TERM OF THREE YEARS.

2. TO APPROVE AN AMENDMENT TO THE COMPANY'S 1991 OMNIBUS INCENTIVE PLAN TO INCREASE BY 600,000 SHARES THE NUMBER OF SHARES ISSUABLE THEREUNDER.

3. TO APPROVE AN AMENDMENT TO THE COMPANY SPECIAL STOCK OPTION PLAN TO INCREASE BY 100,000 SHARES THE NUMBER OF SHARES ISSUABLE THEREUNDER.

4.       TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
         MEETING.

         Only holders of record of common stock, par value $.01 per share, of the Company, at the close of business on August 31, 2001 are entitled to notice of, and to vote at, the Meeting.

         A complete list of the shareholders entitled to vote at the Meeting will be available for examination by any shareholder, for any proper purpose, at the Meeting and during ordinary business hours for a period of ten days prior to the Meeting at the principal executive offices of the Company at One North University Drive, Fort Lauderdale, Florida 33324, as well as at the Company's offices located at 6750 Moravia Park Drive, Baltimore, Maryland 21237.

         A Proxy Statement, setting forth certain additional information, and the Company's Annual Report accompany this Notice of Annual Meeting.

         All shareholders are cordially invited to attend the Meeting in person. Admittance to the Meeting will be limited to shareholders. Shareholders who plan to attend are requested to so indicate by marking the appropriate space on the enclosed proxy card. Shareholders whose shares are held in "street name" (the name of a broker, trust, bank or other nominee) should bring with them a legal proxy, a recent brokerage statement or letter from the "street name" holder confirming their beneficial ownership of shares.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE addressed to the Company, since a majority of the outstanding shares entitled to vote at the Meeting must be represented at the Meeting in order to transact business. Shareholders have the power to revoke any such proxy at any time before it is voted at the Meeting and the giving of such proxy will not affect your right to vote in person at the Meeting. Your vote is very important.

                                          By Order of the Board of Directors,




                                          Nick A. Caporella
September ___, 2001                       Chairman of the Board of Directors,
Fort Lauderdale, Florida                  Chief Executive Officer and President

PROXY STATEMENT

         This Proxy Statement is furnished to shareholders of National Beverage Corp., a Delaware corporation (the "Company") in connection with the solicitation, by order of the Board of Directors of the Company (the "Board of Directors"), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at the Baltimore Marriott Waterfront Hotel, 700 Aliceanna Street, Baltimore, MD 21202 on October 26, 2001, at 2:00 p.m., local time, or any adjournment or postponement thereof (the "Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors. The mailing address of the principal executive offices of the Company is P.O. Box 16720, Fort Lauderdale, Florida 33318. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent to shareholders is September ___, 2001.

         Only holders of record of common stock, par value $.01 per share, of the Company (the "Common Stock") at the close of business on August 31, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting.

         A shareholder who gives a proxy may revoke it at any time before it is exercised by sending a written notice to Joseph G. Caporella, Executive Vice President and Corporate Secretary, at the address set forth above, by returning a later dated signed proxy, or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting or any adjournment or postponement thereof.

         The Annual Report of the Company for the fiscal year ended April 28, 2001 (the "Annual Report") is being mailed with this Proxy Statement to all holders of record of Common Stock. Additional copies of the Annual Report will be furnished to any shareholder upon request.

         Any proposal of a shareholder intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than April 29, 2002.

SECURITY OWNERSHIP

PRINCIPAL SHAREHOLDERS

         Each holder of Common Stock is entitled to one vote for each share held of record at the close of business on the Record Date. As of such date, 18,160,938 shares of Common Stock were outstanding. As of the Record Date, the only persons known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock were the following:


         NAME AND ADDRESS                                        AMOUNT AND NATURE OF
         OF BENEFICIAL OWNER                                     BENEFICIAL OWNERSHIP      PERCENT OF CLASS
         -------------------                                    --------------------      ----------------
         Nick A. Caporella                                      14,267,304(1)                  78.6%
         One North University Drive
         Fort Lauderdale, Florida 33324

         IBS Partners Ltd.                                      13,875,936                     76.4%
         5373 West Alabama Street, Suite 510
         Houston, Texas  77079

          ---------
          (1) Includes 13,875,936 shares owned by IBS Partners Ltd. ("IBS"). IBS is a Texas limited partnership of which Mr. Caporella is the sole general partner. By virtue of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Mr. Caporella would be deemed to beneficially own the shares of Common Stock owned by IBS. Also includes 10,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.

MANAGEMENT

         The table below reflects as of August 31, 2001, the number of shares of Common Stock beneficially owned by the directors and each of the executive officers named in the Summary Compensation Table hereinafter set forth, and the number of shares of Common Stock beneficially owned by all directors and executive officers as a group:


                                                                                        AMOUNT AND NATURE OF
         NAME OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP                 PERCENT OF CLASS
         ------------------------                    --------------------               ---------------------
         Nick A. Caporella                           14,267,304(1)                              78.6%

         Joseph G. Caporella                            120,200(2)                               *

         Samuel C. Hathorn, Jr.                          25,360(3)                               *

         S. Lee Kling                                    90,200(4)                               *

         Joseph P. Klock, Jr.                            30,200(5)                               *

         George R. Bracken                               21,350(6)                               *

         Dean A. McCoy                                   19,100(7)                               *

         All executive officers and directors        14,573,714(8)                              80.2%
         as a group (7 in number)

          --------------

          *    Less than 1%

          (1) Includes 13,875,936 shares held by IBS. Mr. Caporella is the sole general partner of IBS. Also includes 10,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.

          (2) Includes 116,700 shares issuable upon exercise of currently exercisable options.

          (3) Includes 9,200 shares issuable upon exercise of currently exercisable options and 160 shares held by Mr. Hathorn as custodian for his children.

          (4) Includes 6,200 shares issuable upon exercise of currently exercisable options.

          (5) Includes 3,200 shares issuable upon exercise of currently exercisable options.

          (6) Includes 12,050 shares issuable upon exercise of currently exercisable options.

          (7) Includes 18,600 shares issuable upon exercise of currently exercisable options.

          (8) Includes 165,950 shares issuable upon exercise of currently exercisable options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms so filed.

         Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that, during the fiscal year ended April 28, 2001, its executive officers, directors and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements.

QUORUM AND VOTING PROCEDURE

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of elections appointed for the Meeting and will be counted in determining whether or not a quorum is present. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter ("non-voted shares"). This could occur, for example, when a broker is not permitted to vote shares held in "street name" on certain matters in the absence of instructions from the beneficial owner of the shares. Non-voted shares with respect to a particular matter will not be considered shares present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will be counted for purposes of determining the presence of a quorum. Shares voting to abstain as to a particular matter and directions to "withhold authority" to vote for directors will not be considered non-voted shares and will be considered present and entitled to vote with respect to such matter. Non-voted shares will have no effect on the matters brought to a vote at the Meeting. Abstentions from voting on any of the proposals brought to a vote at the Meeting will have the effect of votes against the particular proposal. Nick
A. Caporella has informed the Company that he intends to vote in favor of all proposals made by the Board in this Proxy Statement. Accordingly, as a result of Mr. Caporella's beneficial ownership of approximately 78.6% of the outstanding shares of Common Stock of the Company, the nominees for the Class II directors will be elected and the two proposals with respect to the Company's plans will be approved.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1 -  ELECTION OF DIRECTORS

         The Board of Directors is currently comprised of five directors elected in three classes (the "Classes"), with two Class I directors, two Class II directors and one Class III director. Directors in each class hold office for three-year terms. The terms of the Classes are staggered so that the term of one Class terminates each year. The term of the current Class II directors expire at the 2001 Annual Meeting and when their respective successors have been duly elected and qualified.

         The Board of Directors has nominated S. Lee Kling and Joseph P. Klock, Jr. for election as directors in Class II with a term of office of three years expiring at the Annual Meeting of Shareholders to be held in 2004. In order to be elected as a director, a nominee must receive a plurality of affirmative votes cast by the shares present or represented at a duly convened meeting. Shareholders have no right to vote cumulatively.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES FOR THE CLASS II DIRECTORS.

INFORMATION AS TO NOMINEES AND OTHER DIRECTORS

         The following information concerning principal occupation or employment during the past five years and age has been furnished to the Company by the nominees for the Class II directors, and by the directors in Classes I and III whose terms expire at the Company's Annual Meeting of Shareholders in 2003 and 2002, respectively, and when their respective successors have been duly elected and qualified.

NOMINEES FOR DIRECTOR
CLASS II


                                                    PRINCIPAL OCCUPATION                               CURRENT
                                                    OR EMPLOYMENT DURING              DIRECTOR          TERM
NAME                            AGE                 THE PAST FIVE YEARS                SINCE           EXPIRES
----                            ---                 -------------------                -----           -------
S. Lee Kling                    72                  Chairman of the Board              1993              2001
                                                    of Kling Rechter & Co.,
                                                    a merchant banking
                                                    company

Joseph P. Klock, Jr.            52                  Chairman and Managing              1987              2001
                                                    Partner of Steel, Hector
                                                    &  Davis, a law firm
                                                    located in Miami, Florida



DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE ANNUAL MEETING
CLASS I


                                                    PRINCIPAL OCCUPATION                               CURRENT
                                                    OR EMPLOYMENT DURING              DIRECTOR          TERM
NAME                            AGE                 THE PAST FIVE YEARS                SINCE           EXPIRES
----                            ---                 -------------------                -----           -------

Joseph G. Caporella             41                  Executive Vice President          1987             2003
                                                    and Corporate Secretary
                                                    of National Beverage Corp.

Samuel C. Hathorn, Jr.          58                  President of Trendmaker           1997             2003
                                                    Homes, a subsidiary
                                                    of Weyerhauser Co.

CLASS III

Nick A. Caporella               65                  Chairman of the Board,            1985             2002
                                                    Chief Executive Officer,
                                                    and President of National
                                                    Beverage Corp.


Additional information regarding the nominees for election as director and the continuing directors of the Company is as follows:

NOMINEES

         S. Lee Kling has served as Chairman of the Board of Kling Rechter & Co., a merchant banking company, since December 1, 1991. Mr. Kling served as Chairman of the Board of Landmark Bancshares Corp., a bank holding company located in St. Louis, Missouri, from 1974 through December 1991, when the Company merged with Magna Group, Inc. He served additionally as that company's Chief Executive Officer from 1974 through October 1990. Mr. Kling also serves on the Board of Directors of Bernard Chaus, Inc., Electro Rent Corp., Falcon Products, Inc., Kupper Parker Communications, Inc., Learn 2.Com, Inc. and Engineered Support System, Inc.

         Joseph P. Klock, Jr. is Chairman and Managing Partner of Steel, Hector & Davis, a law firm located in Miami, Florida, and has been a partner of the firm since 1977. Steel, Hector & Davis provided legal services to the Company in fiscal year 2001, and the Company expects that they will provide services to the Company in the current fiscal year.

CONTINUING DIRECTORS

         Nick A. Caporella has served as Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer of the Company since the Company was founded in 1985. Mr. Caporella served as President and Chief Executive Officer (since 1976) and Chairman of the Board (since 1989) of Burnup & Sims Inc. ("Burnup") until March 11, 1994. Since January 1, 1992, Mr. Caporella's services are provided to the Company through Corporate Management Advisors, Inc. (the "Management Company"), a company which he owns. See "Certain Relationships and Related Party Transactions".

         Joseph G. Caporella has served as Executive Vice President and Corporate Secretary of the Company since January 1991. Mr. Joseph G. Caporella is the son of Mr. Nick A. Caporella.

         Samuel C. Hathorn, Jr. has served as President of Trendmaker Homes since 1981. Trendmaker Homes is a subsidiary of Weyerhauser Co., an entity engaged in the business of real estate development and headquartered in Houston, Texas.

INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors held four meetings during the fiscal year ended April 28, 2001 ("Fiscal 2001"). The Board of Directors has standing Audit, Compensation and Stock Option, Nominating and Strategic Planning Committees.

         The members of the Company's Audit Committee are Messrs. Hathorn (Chairman), Kling and Klock. During Fiscal 2001, the Audit Committee held four meetings. The principal functions of the Audit Committee are to recommend to the Board of Directors the engagement of the independent accountants of the Company and review with the independent accountants and the Company's internal audit department the scope and results of audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent accountants. The Board of Directors has adopted the Charter of the Audit Committee, which is attached as Appendix A. All three members of the Audit Committee are "independent" as this term is defined in the American Stock Exchange listing requirements.

         The members of the Company's Compensation and Stock Option Committee are Messrs. Klock (Chairman), Kling, Hathorn and Joseph G. Caporella. During Fiscal 2001, the Compensation and Stock Option Committee held one meeting. The principal functions of the Compensation and Stock Option Committee are to review and approve all salary arrangements, including annual incentive awards, for officers and employees of the Company and to administer the Company's employee benefit plans.

         The members of the Company's Nominating Committee are Messrs. Kling (Chairman) and Nick A. Caporella. During Fiscal 2001, the Nominating Committee held two meetings. The Nominating Committee recommends to the Board of Directors candidates for election to the Board of Directors. The Nominating Committee will consider any nomination made by any shareholder of the Company in accordance with the procedures set forth in the Company's Restated Certificate of Incorporation. Under the Company's Restated Certificate of Incorporation, any nomination shall generally (i) be made no earlier than sixty and no more than ninety days before the scheduled meeting by notice to the Secretary of the Company, (ii) include certain information relevant to the shareholder and their nominee and (iii) only be made at a meeting called for the purpose of electing directors of the Company.

         The members of the Company's Strategic Planning Committee are Messrs. Kling (Chairman), Hathorn, Nick A. Caporella and Cecil D. Conlee. Mr. Conlee is Chairman of CGR Advisors and was a former member of the Burnup board from 1973 through March 1994. During Fiscal 2001, the Strategic Planning Committee held two meetings. The principal function of the Strategic Planning Committee is to provide the Chairman and Chief Executive Officer of the Company with additional advice and consultation on the long term strategies of the Company.

         Each director attended at least seventy five percent (75%) of the meetings of the Board and Committees on which he serves.

DIRECTOR COMPENSATION

         Officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or of any Committee of the Board of Directors. In Fiscal 2001, non-management directors received a retainer fee of $17,500 per annum, a fee of $750 for each board meeting attended and a fee of $500 ($750 in the case of a committee chairman) for each committee meeting attended. Each non-management member of the Strategic Planning Committee received a fee of $1,250 for each meeting attended.

PROPOSAL NO. 2 - AMEND THE 1991 OMNIBUS INCENTIVE PLAN TO INCREASE BY 600,000 SHARES THE NUMBER OF SHARES ISSUABLE THEREUNDER

         The Board of Directors has adopted, subject to shareholder approval at the Meeting, an amendment to the Company's 1991 Omnibus Incentive Plan, as amended (the "1991 Plan"), which would increase by 600,000 shares the number of shares issuable thereunder.

         The 1991 Plan adopted by the Board and approved by shareholders in 1991 provides for compensatory awards ("Awards") consisting of (i) stock options or stock awards for shares of Common Stock, (ii) stock appreciation rights ("SARs"), dividend equivalents and other stock-based awards in shares of Common Stock, and (iii) performance awards consisting of any combination of the above. The 1991 Plan provided that Awards can be issued to officers, directors and employees of the Company, its subsidiaries and affiliates in order to attract and retain the services of experienced and talented persons. In addition, Awards can be made to any consultant or advisor providing bona-fide services to the Company or its present and future affiliates, not in connection with capital raising transactions. Prior to the proposed amendment, the 1991 Plan had reserved 1,400,000 shares of Common Stock for issuance, of which 219,560 remain available for grant.

         The Compensation and Stock Option Committee has reviewed stock based awards available for grant under the 1991 Plan and concluded that the 1991 Plan did not currently authorize a sufficient number of shares to provide flexibility for stock-based compensation to establish appropriate long-term incentives and achieve Company objectives. The Compensation and Stock Option Committee believes that a key element of compensation is stock based incentive compensation, which provides substantial motivation for superior performance and aligns key employees' interests with shareholders. In order to provide the Company with greater flexibility to adapt to changing economic and competitive conditions, and to attract and retain employees, consultants and advisors who are important to the long-term success of the Company, the Board of Directors proposed the adoption, subject to receipt of shareholder approval, of an amendment to the 1991 Plan to increase the total number of shares reserved for issuance under the 1991 Plan by 600,000 shares to bring the total number of shares reserved for issuance under the 1991 Plan to 2,000,000.

SUMMARY DESCRIPTION OF THE 1991 OMNIBUS INCENTIVE PLAN

         The 1991 Plan provides for the appointment by the Company's Board of Directors of a committee of directors to administer and grant Awards under the 1991 Plan. The Compensation and Stock Option Committee (the "Committee") administers the 1991 Plan. A summary of the material terms of the 1991 Plan is set forth below and is qualified in its entirety by reference to the 1991 Plan.

         The Committee has full power and authority, subject to the provisions of the 1991 Plan, to designate participants to grant Awards, under the 1991 Plan to determine the terms of such Awards, to promulgate such rules and regulations as it deems necessary for the proper administration of the 1991 Plan, to interpret the provisions and supervise the administration of the 1991 Plan and all awards granted thereunder, and to take all action in connection therewith or in relation to the 1991 Plan and any Award granted thereunder as it deems necessary or advisable. Non-employee directors who serve as members of the Committee are not eligible to receive Awards under the 1991 Plan.

         o Awards may be granted for no cash consideration or such minimal cash consideration as may be required by law.

         o The Committee may, in its discretion, waive restrictions imposed by the terms of an Award.

         o In general, no Award granted under the 1991 Plan is assignable or transferable, other than by will or by the laws of descent and distribution.

         To prevent dilution of the rights of a holder of an Award, the 1991 Plan provides that the Committee may, in its discretion adjust the number of shares with respect to which Awards may be granted and the number of shares subject to outstanding Awards and the terms thereof in the event of (i) any subdivision or consolidation of shares, (ii) any stock dividend, or (iii) a recapitalization or other capital adjustment of the Company. The Committee may also determine the effect upon Awards of a merger, consolidation or other reorganization of the Company.

         As of April 28, 2001, an aggregate of 1,180,440 Awards were outstanding under the 1991 Plan.

         STOCK AWARDS. The Committee may grant Awards of shares which are subject to such restrictions (including restrictions on transferability and limitations on the right to vote or receive dividends with respect to the restricted shares) and such terms regarding the lapse of restrictions as the Committee deems appropriate. Generally, upon termination of employment for any reason during the restriction period, restricted shares shall be forfeited to, and re-acquired by, the Company. Shares which have been the subject of forfeiture will again be available for Awards under the 1991 Plan.

         OPTIONS ISSUED UNDER THE 1991 PLAN. The terms of specific options will be determined by the Committee. Generally, options will be granted at an exercise price equal to the lower of (i) 100% of fair market value of the Common Stock on the date of grant or (ii) 85% of the fair market value of the Common Stock on the date of exercise. Each option will be exercisable after the period or periods specified in the option agreement, which will generally not exceed 10 years from the date of grant. Options may be issued in tandem with SARs ("Tandem Options") as a performance award.

         The vesting schedule of a specific option will be determined by the Committee.

         Shares of Common Stock received upon exercise of options are not transferable for a period of six months (other than in the case of death). In the event the employment of an optionee is terminated during such period (other than in the case of death or disability), the Company shall have the right to repurchase shares during such six month period in exchange for the payment of the exercise price.

         If any option should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for grant under the 1991 Plan.

         Upon the exercise of any option, the option holder shall pay to the Company the exercise price, plus the amount of the required Federal and State withholding taxes, if any. Already owned shares of Common Stock may be used to pay for the exercise of an option. In addition, the "pyramiding" of the already owned shares in successive, simultaneous option exercise is permitted. In general, pyramiding permits an option holder to start with as little as one share of Common Stock and exercise one entire option to the extent then exercisable (regardless of the number of shares subject thereto). By utilizing already owned shares of Common Stock, no cash (except for fractional adjustments and as required to pay Federal and State withholding taxes, if any) is needed to exercise an option. Consequently, the optionee would receive Common Stock equal in value to the spread between the fair market value of the shares subject to the option and the exercise price of the option.

         Except as otherwise determined by the Committee, the unexercised portion of any option granted under the 1991 Plan will generally be terminated
(a) thirty days after the date on which the optionee's employment is terminated for any reason other than (i) Cause (as defined in the 1991 Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee's employment for Cause; (c) three months after the date on which the optionee's employment is terminated by reason of retirement or mental or physical disability; or (d) (i) twelve months after the date on which the optionee shall die.

         SARS ISSUED UNDER THE 1991 PLAN. The 1991 Plan provides that the Committee may grant SARs either alone or as part of a Tandem Option with all or any part of the shares of Common Stock covered by an option granted under the 1991 Plan.

         Upon exercising a SAR, the holder will be paid by the Company an amount in cash equal to the difference between the fair market value of the Common Stock to which the SAR relates on the date of grant, and the fair market value of the Common Stock on the date of exercise, less applicable withholding of Federal and State taxes. In no event may (i) an aggregate payment by the Company during any fiscal year upon the exercise of SARs exceed $250,000 without board approval, or (ii) an optionee, who is also an employee of the Company or its subsidiaries, exercise a SAR if the aggregate amount to be received as a result of his or her exercise of SARs in the preceding twelve month period exceeds such employee's current base salary.

         DIVIDEND EQUIVALENTS ISSUED UNDER THE 1991 PLAN. The Committee may grant Awards entitling the recipients to receive payments equivalent to dividends with respect to a number of shares determined by the Committee. The terms of any such Award may provide that the amounts received shall be invested in shares and may impose such other terms and restrictions as the Committee determines.

         PERFORMANCE AWARDS CONSISTING OF OPTIONS AND SARS ISSUED IN TANDEM UNDER THE 1991 PLAN. Upon exercise of a Tandem Option, the optionee will be entitled to a credit toward the exercise price equal to the value of the SARs issued in tandem with the option exercised, but not to exceed the amount of the federal income tax deduction allowed to the Company in respect of such SAR and not in an amount which would reduce the amount of payment by the optionee below the par value of the shares being purchased. Upon exercise of a Tandem Option, the related SAR shall terminate, the value being limited to the credit which can be applied toward the purchase price of shares of Common Stock. In all cases, full payment of the net purchase price of the shares must be made in cash or its equivalent at the time the Tandem Option is exercised, together with the amount of the required Federal and State withholding taxes, if any.

         When a SAR issued as part of a Tandem Option is exercised, the option to which it relates will cease to be exercisable to the extent of the number of shares with respect to which the SAR was exercised, and that number of shares will thereafter be available for issuance under the 1991 Plan.

         OTHER PERFORMANCE AWARDS ISSUED UNDER THE 1991 PLAN. The 1991 Plan authorized the Committee to grant, to the extent permitted under Rule 16b-3 promulgated by the Commission under the Exchange Act and applicable law, other awards that are denominated or payable in, valued by reference to, or otherwise based on or related to the performance of the Company or any subsidiary or division thereof or to such other criteria or measure of performance as the Committee may determine.

         CONCLUSION AND RECOMMENDATION. The Board of Directors believes it is in the best interest of the Company and its shareholders to adopt the amendment to the 1991 Plan to help attract and retain key persons of outstanding competence and to further align their interests with those of the Company's shareholders generally.

         The affirmative vote of the holders of a majority of the Common Stock entitled to vote at the Meeting is required to adopt the proposed amendment to the 1991 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1991 PLAN.

PROPOSAL NO. 3 - AMEND THE SPECIAL STOCK OPTION PLAN TO INCREASE BY 100,000 SHARES THE NUMBER OF SHARES ISSUABLE THEREUNDER

         The Board of Directors has adopted, subject to shareholder approval at the Meeting, an amendment to the Company's Special Stock Option Plan (the "Special Option Plan"), which would increase by 100,000 shares the number of shares issuable thereunder.

         The Special Option Plan was previously adopted by the Board and approved by shareholders and provides for awards consisting of stock options or other stock based awards for shares of Common Stock. The Special Option Plan provides that awards can be issued to employees, consultants and advisors of the Company. Prior to the proposed amendment, the Special Option Plan had reserved 400,000 shares of Common Stock for issuance, of which 160,000 remain available for grant.

         The Compensation and Stock Option Committee has reviewed the awards available for grant under the Special Option Plan and concluded that the Special Option Plan did not currently authorize a sufficient number of shares to provide flexibility for stock-based compensation to establish appropriate long-term incentives and achieve Company objectives. The Compensation and Stock Option Committee believes that a key element of compensation is stock based incentive compensation, which provides substantial motivation for superior performance and aligns participant's interests with shareholders. In order to provide the Company with greater flexibility to adapt to changing economic and competitive conditions, and to attract and retain executives, consultants and advisors who are important to the long-term success of the Company, the Board of Directors proposed the adoption, subject to receipt of shareholder approval, of an amendment to the Special Option Plan to increase the total number of shares reserved for issuance under the Special Option Plan by 100,000 shares to bring the total number of shares reserved for issuance under the Special Option Plan to 500,000. The purpose of the Special Option Plan continues to be to attract and retain the services of experienced and talented persons as executives, key employees, consultants and advisors of the Company.

SUMMARY DESCRIPTION OF THE SPECIAL STOCK OPTION PLAN

         The Special Option Plan provides for the appointment by the Company's Board of Directors of a committee of directors to administer and grant awards under the Special Option Plan. The Committee administers the Special Option Plan. A summary of the Special Option Plan is set forth below and is qualified in its entirety by reference to the Special Option Plan.

         The Committee has full power and authority, subject to the provisions of the Special Option Plan, to designate participants to grant awards thereunder, to determine the terms of such awards, to promulgate such rules and regulations as it deems necessary for the proper administration of the Special Option Plan, to interpret the provisions and supervise the administration of the Special Option Plan and all awards granted thereunder, and to take all action in connection therewith or in relation to the Special Option Plan and any award granted thereunder as it deems necessary or advisable. Non-employee directors who serve as members of the Committee are not eligible to receive Awards under the Special Option Plan.

         The Special Option Plan provides that the Committee shall be authorized to make adjustments in the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principals.

         As of April 28, 2001, an aggregate of 188,000 awards were outstanding under the Special Option Plan.

         STOCK AWARDS. The Committee may grant awards of shares which are subject to such terms and conditions as determined by the Committee, in its sole discretion. Each such award shall be evidenced by a written agreement which shall specify the number of shares of Common Stock subject to the award, any consideration received, any vesting or performance requirements and such other terms and conditions as determined by the Committee.

         OPTIONS ISSUED UNDER THE SPECIAL OPTION PLAN. Options may be issued from time to time as determined by the Committee. The exercise price, number of shares, vesting schedule and other terms and conditions of each option granted under the Special Option Plan shall be determined by the Committee.

         CONCLUSION AND RECOMMENDATION. The Board of Directors believes it is in the best interest of the Company and its shareholders to adopt the amendment to the Special Option Plan.

         The affirmative vote of the holders of a majority of the Common Stock entitled to vote at the Meeting is required to adopt the proposed amendment to the Special Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE SPECIAL OPTION PLAN.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table shows, for the fiscal years ended April 28, 2001, April 29, 2000 and May 1, 1999, the cash compensation paid by the Company to the Chief Executive Officer and named executive officers of the Company.

                           SUMMARY COMPENSATION TABLE


                                                          ANNUAL COMPENSATION
                                                       -------------------------     LONG TERM COMPENSATION AWARDS
                                          YEAR          SALARY            BONUS      SECURITIES UNDERLYING OPTIONS
                                          ----          ------            -----      -----------------------------
         Nick A. Caporella (1)            2001               --               --               --
           Chairman of the Board,         2000               --               --               --
           President, and Chief           1999               --               --               --
           Executive Officer

         Joseph G. Caporella              2001         $198,000         $134,574            1,500
           Executive Vice                 2000         $188,000         $110,970               --
           President and                  1999         $170,000         $109,043            6,250
           Corporate Secretary

         George R. Bracken (1)(2)         2001         $147,500         $ 25,000            1,500
           Senior Vice President-         2000         $140,000         $ 25,000               --
           Finance                        1999         $134,000         $ 20,931            1,750

         Dean A. McCoy (3)                2001         $105,000         $ 30,500               --
           Senior Vice President-         2000         $ 95,500         $ 19,500               --
           Controller                     1999         $ 90,000         $ 17,500            2,750

          ----------------
          (1) The services of Messrs. Nick Caporella and Bracken are provided to the Company through the Management Company, an entity owned by Mr. Caporella. See "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS".

          (2) Mr. Bracken, who is 55 years old, has served as Senior Vice President - Finance of the Company since October 2000 and, prior to that date, served as Vice President and Treasurer since October 1996. From March 1994 through October 1996, Mr. Bracken served in various capacities with the management company.

          (3) Mr. McCoy, who is 44 years old, has served as Senior Vice President-Controller of the Company since October 2000 and, prior to that date, served as Vice President - Controller since July 1993.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The options grants noted below were made under the Company's Key Employee Equity Partnership ("KEEP") Program. For a description of the KEEP Program, see "Compensation Committee Report". During Fiscal 2001, Messrs. Joseph Caporella and Bracken each purchased 3,000 shares of the Company's common stock on the open market.



                                                                                                     POTENTIAL REALIZABLE VALUE
                                         INDIVIDUAL GRANTS                                           AT ASSUMED ANNUAL RATES
                 --------------------------------------------------------------------------------    OF STOCK PRICE APPRECIATION
                  NUMBER OF SECURITIES   % OF TOTAL OPTIONS GRANTED      EXERCISE      EXPIRATION    FOR OPTION TERMS (1)
NAME               UNDERLYING OPTIONS     TO EMPLOYEES IN FISCAL YEAR    PRICE         DATE          ---------------------------
----              --------------------    ---------------------------    ---------     ---------          0%      5%     10%
Joseph G. Caporella        1,000                      N/A                $4.20         8-25-2010     $ 6,990  $11,392  $18,146
                             500                      N/A                $4.13         8-25-2010     $ 3,435  $ 5,332  $ 8,917

George R. Bracken          1,500                      N/A                $4.23         8-25-2010     $10,560  $17,211  $27,414


---------------
(1) Assumes exercise price equal to par value of common stock after six year vesting period as provided under the Company's KEEP Program.

AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND FISCAL 2001 YEAR-END
OPTION VALUES

         No named executive officer exercised stock options during Fiscal 2001, and no options have been granted to Mr. Nick A. Caporella since the Company's inception in 1985. The following table sets forth information with respect to the named executive officer concerning unexercised options held as of April 28, 2001:


                            NO. OF SECURITIES UNDERLYING                        VALUE OF UNEXERCISED IN-THE-MONEY
                               UNEXERCISED OPTIONS                                        OPTIONS (1)
                         --------------------------------------             ----------------------------------------
NAME                     EXERCISABLE              UNEXERCISABLE             EXERCISABLE                UNEXERCISABLE
----                     -----------              -------------             -----------                -------------
Joseph G. Caporella        111,400                     9,350                  $810,800                  $ 27,973

George R. Bracken           10,300                     3,950                    55,620                    14,785

Dean A. McCoy               17,700                     2,050                   122,875                     2,260

-----------
(1) Amount reflects potential gains on outstanding options based on the closing price of the Common Stock on April 28, 2001.

         The Company does not maintain any reportable long-term incentive plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Joseph Caporella is both a member of the Compensation Committee and an officer of the Company.

COMPENSATION COMMITTEE REPORT

         The Compensation and Stock Option Committee of the Board of Directors has furnished the following report:

      Mr. Nick A. Caporella was not compensated by the Company or its subsidiaries during the past fiscal year. The Management Company provides management services to the Company and its subsidiaries through a group of employees, including Nick A. Caporella, and receives a management fee from the Company pursuant to the terms of a management agreement adopted in fiscal year 1992 prior to the Company having publicly traded shares. (See "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS"). The Management Company receives an annual base fee from the Company equal to 1% of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company paid $4,804,000 for services rendered by the Management Company for the fiscal year ended April 28, 2001. No incentive compensation has been incurred or approved under the management agreement since its inception in fiscal year 1992. In addition, no options or other stock-based awards have been granted to Mr. Nick Caporella since the Company's formation in 1985.

      The Company's compensation structure has been designed to enable the Company to attract, motivate and retain top quality executives by providing a fully competitive and comprehensive package which reflects individual performance as well as annual incentive awards. The awards are payable in cash and are based on the achievement of performance goals established by the Committee, in consultation with the Chief Executive Officer. Consideration is also given to comparable compensation data for persons holding similarly responsible positions at other companies in determining appropriate compensation levels. In addition, long-term, stock-based awards are granted to strengthen the mutuality of interest between the executive and the Company's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Company.

      Long-term incentive compensation for executives currently consists of stock-based awards made under the Company's 1991 Omnibus Incentive Plan, of which there are outstanding stock options with vesting schedules typically of five years. In addition, certain key executives of the Company receive grants from time to time under the Company's Special Stock Option Plan. The vesting schedule and exercise price of these options are tied to the executive's ownership levels of Company Common Stock. The Company issues stock awards with long-term vesting schedules to increase the level of the executive's stock ownership by continued employment with the Company.

      In addition, long-term incentive compensation is awarded under the Company's Key Employee Equity Partnership Program (the "KEEP Program"). The KEEP Program is designed to positively align the interests between the Company's executives and its shareholders beyond traditional option programs while, at the same time, rewarding management in "partnering-up" with the Company in its quest to create shareholder value. The KEEP Program provides for the granting of stock options to key employees, officers and directors of the Company who invest their personal funds in the Common Stock. Participants who purchase shares of Common Stock in the open market receive grants of stock options equal to 50% of the number of shares purchased up to a maximum of 6,000 shares in any two-year period. Options under the KEEP Program are automatically forfeited in case of the sale of shares originally acquired by the participant. The options are granted at an initial exercise price of 60% of the purchase price paid for the shares acquired and reduce to the par value of the Common Stock at the end of the six-year vesting period.

      The Company's long-term incentive programs are generally intended to provide rewards to executives only if value is created for shareholders over time and the executive continues in the employ of the Company. The Committee believes that employees should have sufficient holdings of the Company's Common Stock so that their decisions will appropriately foster growth in the value of the Company. The Committee reviews with the Chief Executive Officer the recommended individual awards for those executives, other than the Chief Executive Officer, and evaluates the scope of responsibility, strategic and operational goals of individual contributions in making final awards under the 1991 Omnibus Incentive Plan, the Special Stock Option Plan and determining participants in the KEEP Program.

      Compensation and Stock Option Committee:

           Mr. Joseph P. Klock, Jr.
           Mr. S. Lee Kling
           Mr. Joseph G. Caporella
           Mr. Samuel C. Hathorn, Jr.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors has furnished the following report:

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements and reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended April 28, 2001. This review included a discussion of the quality and the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee discussed with the Company's independent accountants, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, all matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Committee discussed with the independent accountants their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board Standard No. 1.

      The Audit Committee discussed with the Company's Director of Internal Audit and independent accountants the overall plans for their respective audits, the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 28, 2001 for filing with the Securities and Exchange Commission.

      Audit Committee:

      Mr. Samuel C. Hathorn, Jr.
      Mr. S. Lee Kling
      Mr. Joseph P. Klock, Jr.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL OTHER FEES

      The Company retained PriceWaterhouseCoopers LLP to audit its consolidated financial statements for fiscal 2001. The aggregate audit fees billed by PriceWaterhouseCoopers LLP for professional services rendered for the fiscal 2001 audit and the reviews of interim financial statements included in the Company's Form 10-Q were approximately $167,000. The Company did not retain PriceWaterhouseCoopers LLP to provide any other services in fiscal 2001 and accordingly, no Financial Information System Design and Implementation Fees or All Other Fees were paid to PriceWaterhouseCoopers LLP in fiscal 2001.

PERFORMANCE GRAPH

      The following graph compares the cumulative total shareholder return on the Company's Common Stock from the period from April 27, 1996 through April 28, 2001 with the cumulative total return of the S & P 500 Stock Index and a Company constructed index of peer companies. Included in the Company constructed peer group index are Coca-Cola Enterprises Inc., Coca-Cola Bottling Company Consolidated, Cott Corporation and Pepsi of Americas, Inc. The graph assumes that the value of the investment in Common Stock was $100.00 on April 27, 1996 and that all dividends, if any, were reinvested.

               COMPARISON OF TOTAL RETURN SINCE APRIL 27, 1996 OF
            NATIONAL BEVERAGE COMMON STOCK, S&P 500, AND PEER GROUP



                            4/27/96      5/3/97       5/2/98        5/1/99       4/29/00      4/28/01
                            -------      ------       ------        ------       -------      -------
National Beverage           $100.00      232.43       221.62        193.24       179.73       209.73
S & P 500                   $100.00      127.40       178.23        214.77       236.52       208.86
Peer Group                  $100.00      180.65       309.65        277.68       179.54       172.78


CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         The Company is a party to a management agreement with Corporate Management Advisors, Inc., a company owned by Nick A. Caporella. The management agreement originated with the need to employ professionals at the early stages of the Company's development, the cost of which could be shared with others, thus allowing the Company to have a more cost-effective structure.

         The management agreement states that the Management Company is to provide to the Company, subject to the direction and supervision of the Board of Directors of the Company, (i) senior corporate functions (including supervision of the Company's financial, legal, executive recruitment, internal audit and management information systems departments) as well as the services of a Chief Executive Officer and (ii) services in connection with acquisitions, dispositions and financings by the Company, including identifying and profiling acquisition candidates, negotiating and structuring potential transactions and arranging financing for any such transaction.

         The Management Company receives an annual base fee from the Company equal to one percent of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company has paid $4,804,000, $4,263,000 and $4,021,000 for services rendered by the Management Company for fiscal 2001, 2000 and 1999, respectively. No incentive compensation has been incurred or approved under the management agreement since its inception in fiscal 1992. (See "COMPENSATION COMMITTEE REPORT"). Effective May 1, 1992, NewBevCo, Inc., a wholly-owned subsidiary of the Company, assumed the obligations of the Company to pay any fees owed to the Management Company to the extent the Management Company provides services to NewBevCo, Inc. and its subsidiaries.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's financial statements for the fiscal years ended April 28, 2001, April 29, 2000 and May 1, 1999 have been examined by
PricewaterhouseCoopers LLP, independent certified public accountants. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

         Since no independent certified public accountants has yet been selected or recommended for the current fiscal year, subsequent to the Meeting, the Company's Board of Directors intends to review the appointment of independent certified public accountants for the next fiscal year.

PROXY SOLICITATION

         The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. Proxies may be solicited by personal interview, mail, telephone or facsimile. The Company will also request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of the Company's Common Stock of whom they have knowledge, and the Company will reimburse them for their expense in so doing. Certain directors, officers and other employees of the Company may solicit proxies without additional remuneration. The entire cost of the solicitation will be borne by the Company.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

         The Board of Directors does not now intend to bring before the Meeting any matters other than those disclosed in the Notice of Annual Meeting of Shareholders, and it does not know of any business which persons other than the Board of Directors intend to present at the Meeting. Should any other matter requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by any such proxy discretionary authority to vote the same in respect of any such other matter in accordance with their best judgment.

         Please date, sign and return the proxy at your earliest convenience in the enclosed envelope addressed to the Company; no postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings.

                                           By Order of the Board of Directors,



                                           Nick A. Caporella
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and President

September _____, 2001
Fort Lauderdale, Florida

                                   APPENDIX A

                             NATIONAL BEVERAGE CORP.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

I. PURPOSE

The Audit Committee (the "Committee") reports to the Board of Directors (the "Board"). Its primary function is to assist the Board in fulfilling its responsibilities to shareholders relating to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Board, the independent auditors, and the financial management of the Company.

As with the Board, the Committee has oversight, not managerial duties and authorities, in discharging its responsibilities. Accordingly, it is not the responsibility of the Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles; rather, those matters are the responsibility of management and the outside auditor. Similarly, it is not the responsibility of the Committee to conduct investigations, to assure compliance by the Company with the federal securities laws or other legal requirements or to assure compliance with laws or the Company's corporate compliance program or any code of ethics. The Committee will, of necessity, rely upon management and the outside auditors in carrying out the responsibilities specified in this Charter.

II. COMPOSITION

The Committee of the Board shall be comprised of at least three directors elected annually by the Board, each of whom shall be independent of management of the Company and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

III. RESPONSIBILITIES

Subject to Section 1 above, the Committee responsibilities are as follows:

o Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Committee or at the request of the independent accountants;

o Approving an agenda for the ensuing year for the internal audit department;

o Reviewing the performance of the independent accountants and making recommendations to the Board regarding the appointment or termination of the independent accountants;

o Conferring with the independent accountants and the internal auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants' annual engagement letter; reviewing and approving the Company's internal audit charter, annual audit plans and budgets; having the ability to direct the special attention of the internal auditors to specific matters or areas deemed by the Committee or the auditors to be of specific significance; and authorizing the internal auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

o Reviewing with management, the independent accountants and internal auditors significant risks and exposures, audit activities and significant audit findings;

o Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

o Reviewing the Company's audited financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

o Reviewing the reports of the independent auditors to assess the adequacy of the Company's system of internal control;

o Obtaining from the independent accountants and internal auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

o Providing an independent, direct communication between the Board, internal auditors and independent accountants;

o Reviewing with appropriate Company personnel the actions to ensure compliance with the Company's Code of conduct and the results of confirmations and violations of such Code;

o Reporting through its Chairman to the Board following the meetings of the Committee;

o Maintaining minutes or other records of meetings and activities of the Committee;

o Reviewing the powers of the Committee annually and reporting and making recommendations to the Board on these responsibilities;

o Conducting or authorizing investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation; and

o Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Committee may, in its discretion, determine to be advisable.

                                   APPENDIX B

        NATIONAL BEVERAGE CORP. 1991 OMNIBUS INCENTIVE PLAN (AS AMENDED)

SECTION 1. PURPOSE

         The purposes of this National Beverage Corp. 1991 Omnibus Incentive Plan (the "Plan") are to encourage selected employees of National Beverage Corp. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2. DEFINITIONS

         As used in the Plan, the following terms shall have the meanings set forth below:

   (a) "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

   (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or other Stock Award or Stock-Based Award granted under the Plan.

   (c) "Award Agreement" shall mean a written agreement, contract, or other instrument or document evidencing an Award granted under the Plan.

   (d)   "Board" shall mean the Board of Directors of the Company.

   (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

   (f) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3.

   (g) "Dividend Equivalent" shall mean any right granted under Section 6(d) of the Plan.

   (h) "Fair Market Value" shall mean, with respect to any property (including without limitations, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

   (i) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that meets the requirements of Section 422 of the Code or any successor provision thereto.

   (j) "Key Employee" shall mean (i) any officer, director or other key employee who is a regular full-time employee of the Company or its present and future Affiliates or (ii) any consultant or advisor providing bona-fide services to the Company or its present or future Affiliates not in connection with capital raising transactions.

   (k) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

   (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

   (m) "Participant" shall mean a Key Employee who has been granted an Award under the Plan.

   (n) "Performance Award" shall mean any right granted under Section 6(f) of the Plan.

   (o) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

   (p) "Released Securities" shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed or been waived.

   (q) "Restricted Securities" shall mean Restricted Stock or any other Award under which issued and outstanding Shares are held subject to restrictions imposed by the terms of the Award.

   (r) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

   (s) "Restricted Stock Unit" shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

   (t) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulations thereto.

   (u) "Shares" shall mean the common stock of the Company, $0.01 par value, and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 4(b) of the Plan.

   (v) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

   (w) "Stock Award" shall mean the Award of an Option, Restricted Stock, or other right or security consisting of or convertible into Shares.

   (x) "Stock-Based Award" shall mean an Award of the Stock Appreciation Right, Dividend Equivalent, Restricted Stock Unit or other right, the value of which is determined by reference to Shares.

   (y) "Tandem Option" shall mean a Non-Qualified Option issued in tandem with the Stock Appreciation Right.

SECTION 3. ADMINISTRATION

   (A) GENERALLY. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any Shareholder, and any employee of the Company or of any Affiliate.

   (B) POWERS. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;
         (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred; (vii) interpret and administer the Plan and any instruments or agreements relating to, or Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

   (C) RELIANCE, INDEMNIFICATIONS. The Committee may employee attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Awards made thereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect to such action, determination or interpretation.

SECTION 4. SHARES AVAILABLE FOR AWARDS

   (A)   SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

         (I) LIMITATION ON NUMBER OF SHARES. Stock Awards issuable under the Plan are limited such that the maximum aggregate number of Shares which may be issued pursuant to, or by reason of, Stock Awards is 1,400,000. Stock-Based Awards issuable under the Plan are limited such that the maximum aggregate number of Shares to which such Awards relate or correspond is 1,400,000. To the extent that an Award ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Award shall again become available for Award under the Plan.

         (II) ACCOUNTING FOR AWARDS. For purposes of this Section 4, for any Award which is denominated in, or with respect to, Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not, except in the case of Awards granted to Key Employees who are officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, be counted against the Shares available for granting Awards under the Plan.

         (III) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

   (B)   ADJUSTMENTS. In the event that the Committee shall determine that any
         (i) subdivision or consolidation of Shares, (ii) dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), (iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee, to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (x) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (y) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (z) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provisions thereto and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

SECTION 5.  ELIGIBILITY

      Awards may be granted only to Key Employees. In determining the employees to who Awards shall be granted and the number of shares or units to be covered by each Award, the Committee shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A director of the Company or a subsidiary who is not also a regular full-time employee will not be eligible to receive an award. A Key Employee who has been granted an Award or Awards under the Plan may be granted an additional Award or Awards, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options. No member of the Committee shall be eligible to receive an Award under the Plan. No Participant shall receive a grant of more than 350,000 Awards in any year.

SECTION 6.  AWARDS

   (A) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

         (I) EXERCISE PRICE. The purchase price per Share purchasable under an Non-Qualified Stock Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the lower of (x) 100% of Fair Market Value of a Share on the date of grant of such Non-Qualified Stock Option or (y) 85% of Fair Market Value of a Share on the date of exercise. The purchase price per Share purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Share on the date of grant of such Incentive Stock Option.

         (II) OPTION TERM. The term of each Non-Qualified Stock Option shall be fixed by the Committee but generally shall not exceed 10 years from the date of grant. The term of each Incentive Stock Option shall in no event be more than 10 years from the date of grant.

         (III) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may exercise in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, outstanding Awards or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price) in which, payment of the option price with respect thereto may be made or deemed to have been made.

         (IV) EARLY TERMINATION. The unexercised portion of any option granted under the Plan will generally be terminated (a) thirty
                  (30) days after the date on which the Participant's employment is terminated for any reason other than (i) cause, (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the Participant's employment for cause; (c) three months after the date on which the Participant's employment is terminated by reason of retirement or mental or physical disability or (d) (i) 12 months after the date on which the Participant's employment is terminated by reason of the death of the employee, or (ii) three months after the date on which the Participant shall die if such death shall occur during the three-month period following the termination of the Participant's employment by reason of retirement or mental or physical disability.

         (V) INCENTIVE STOCK OPTIONS. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

   (B) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer upon the holder thereof a right to receive, upon exercise thereof, an amount in cash equal of the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, but not limited to the following: (i) no aggregate payment by the Company during any fiscal year upon the exercise of Stock Appreciation Rights may exceed $250,000 without Board approval, and (ii) a Participant may not exercise a Stock Appreciation Right if the aggregate amount to be received as a result of his or her exercise of Stock Appreciation Rights in the preceding 12 month period exceeds such Participant's current base salary.

   (C) RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate but not inconsistent with the provisions of the Plan:

         (I) REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

         (II) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited to and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

         (III) LAPSE OF RESTRICTIONS. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released Securities.

   (D) DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant Awards to Participants under which the holders thereof shall be entitled to receive payment equivalent to dividends with respect to a number of Shares and payable on such date or dates as determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

   (E) OTHER AWARDS. The Committee is hereby authorized, to the extent permitted under Rule 16b-3 and applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered to a Participant pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, outstanding Awards, or other consideration, or any combination thereof, as the Committee shall determine. The value of the consideration paid for Shares and other securities delivered to a Participant under this Section 6(e), as established by the Committee, shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

   (F) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated as a Stock Award or a Stock-Based Award and payable in cash, Shares, other securities or other property and
         (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals and during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length or any performance period, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

   (G)   GENERAL.

         (I) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.

         (II) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards; provided, that any Tandem Option shall be entitled to a credit toward the option exercise price equal to the value of the Stock Appreciation Rights issued in tandem with the Option exercised, but not in an amount that would exceed the amount of the federal income tax deduction allowed to the Company in respect to such Stock Appreciation Rights and not in an amount which would reduce the amount of the Participant's payment below the par value of the Shares subject to the Option. Upon such exercise of the Tandem Option, the related Stock Appreciation Right shall terminate and the value of such Stock Appreciation Right shall be limited to such credit. Upon the exercise of a Stock Appreciation Right issued as part of a Tandem Option, the Option to which such Stock Appreciation Right relates shall cease to be exercisable to the extent of the number of Shares with respect to which the Stock Appreciation Right was exercised.

         (III) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payment or transfer to be made by the Company or an Affiliate upon the grant or exercise of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares or other securities.

         (IV) LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law with respect to any Award that is not an Incentive Stock Option, by the Participant's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

         (V) TERM OF AWARDS. Except as set forth in Section 6(a)(ii), the term of each Award shall be for such period as may be determined by the Committee.

         (VI) SHARE CERTIFICATES. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7.  AMENDMENT AND TERMINATION.

      Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

   (A) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted to the extent such rights are not then accrued and vested, without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company no amendment, alteration, suspension, discontinuation, or termination shall be made that would:

         (i) Increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 of the Plan;

         (ii) Materially increase the benefits accruing to Participants under the Plan; or

         (iii) Materially modify the requirements as to eligibility for participation in the Plan.

   (B) AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of the Award.

   (C) ADJUSTMENTS OF AWARDS UPON CERTAIN ACQUISITIONS. In the event the Company of any Affiliate shall assume outstanding employee awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

   (D) ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

   (E) CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8.  GENERAL PROVISIONS

   (A) NO RIGHTS TO AWARDS. No Key Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants, or holder or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

   (B) WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the plan the amount (in cash, Shares, other securities, or other property) of withholding taxes due in respect of any Award, its exercise, or any payment or transfer under such Awards or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In case of Awards paid in Shares, the Participant or other person receiving such Shares may be required to pay the Company or Affiliate, as appropriate, the amount of any such withholding taxes which is required to be withheld with respect to such Shares.

   (C) NO LIMIT ON OTHER PLANS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

   (D) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

   (E) GOVERNING LAW. The validity, construction, and effect of the Plan any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law.

   (F) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

   (G) NO TRUST OR FUND CREATED. Neither the Plan or any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

   (H) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

   (I) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provisions thereof.

SECTION 9.  EFFECTIVE DATE OF THE PLAN

      The Plan is effective as of January 20, 1991.

SECTION 10.  TERM OF THE PLAN

      The Plan will continue until the earlier of (i) the date of which all Stock Awards and Stock-Based Awards issuable hereunder have been issued, or (ii) the termination of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

                                   APPENDIX C

          NATIONAL BEVERAGE CORP. SPECIAL STOCK OPTION PLAN, AS AMENDED

1.       PURPOSE.

         The purpose of the Special Stock Option Plan (the "Plan") is to reward employees, consultants and advisers that have been instrumental in the growth, performance and management of National Beverage Corp., and its subsidiaries and affiliates (the "Corporation") and to attract and retain such individuals by awarding stock options and other stock based awards.

2.       DEFINITIONS.

         The following definitions are applicable to the Plan:

         "Award" means the grant of options or other stock based awards under the Plan.

         "Board" means the Board of Directors of the Corporation.

         "Board Committee" means the committee of the Board appointed in accordance with Section 4 to administer the Plan.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock of the Corporation, $.01 par value per share.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, on any date, the closing sale price of one share of Common Stock, as reported in the NASDAQ National Market System or any national securities exchange on which the Common Stock is then listed, as published in the Wall Street Journal or another newspaper of general circulation, as of such date or, if there were no sales reported as of such date, as of the last date preceding such date as of which a sale was reported. In the event that the Common Stock is not listed in the NASDAQ National Market System or a national securities exchange, Fair Market Value shall be determined in good faith by the Board Committee in its sole discretion.

         "Grant Date" means the date on which the grant of an Option under
         Section 5 hereof becomes effective pursuant to the terms of the Stock Option Agreement relating thereto.

         "Option" means any option to purchase shares of Common Stock granted under Section 5.

         "Option Price" means the purchase price of each share of Common Stock under an Option.

3.       SHARES SUBJECT TO PLAN.

         3.1 SHARES RESERVED UNDER THE PLAN. Subject to adjustment as provided in Section 3.2, Four Hundred Thousand (400,000) shares of Common Stock shall be cumulatively available for the grant under the Plan. Shares of Common Stock to be issued pursuant to the Plan may be authorized and unissued shares, treasury shares, or any combination thereof. If any shares of Common Stock subject to an

Award hereunder are forfeited or any such Award otherwise terminates without the issuance of such shares of Common Stock, or if any shares of Common Stock are surrendered in full or partial payment of the Option Price of an Option, such shares, to the extent of any such forfeiture, termination or surrender, shall again be available for grant under the Plan.

         3.2 ADJUSTMENTS. Subject to Section 6 hereof, the aggregate number of shares of Common Stock which may be awarded under the Plan and outstanding Awards shall be adjusted by the Board Committee to reflect a change in the capitalization of the Corporation, including but not limited to, a stock dividend or split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other distribution of assets to shareholders.

4.       ADMINISTRATION OF PLAN.

         4.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board Committee. The Board Committee shall have authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to prescribe the form of any agreement or instrument executed in connection herewith, and to make all other determinations necessary or advisable for the administration of the Plan. All such interpretations, rules, regulations and determinations shall be conclusive and binding on all persons and for all purposes.

         4.2 DESIGNATION OF PARTICIPANTS. Participants shall be selected, from time to time, by the Board Committee, from those employees, consultants and advisers of the Corporation who, in the opinion of the Board Committee, have the capacity to contribute materially to the continued growth, success, performance and management of the Corporation.

5.       STOCK OPTIONS.

         Options may be granted, from time to time, to such participants of the Corporation as may be selected by the Board Committee in accordance with Section
4.2. The Option Price shall be determined by the Board Committee effective on the Grant Date. The number of shares of Common Stock subject to each option granted to each participant, the terms of each option, and any other terms and conditions of an Option granted hereunder shall be determined by the Board Committee, in its sole discretion, effective on the Grant Date.

6.       OTHER STOCK-BASED AWARDS.

         Awards of shares of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock, may be made, from time to time, to employees, consultants and advisers of the Corporation and its affiliates as may be selected by the Board Committee. Such Awards may be made alone or in addition to or in connection with any other Award hereunder. The Board Committee may in its sole discretion determine the terms and conditions of any such Award. Each such Award shall be evidenced by an agreement between the participant and the Corporation which shall specify the number of shares of Common Stock subject of the Award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Board Committee shall determine.

7.       AMENDMENT OR TERMINATION OF PLAN.

         The Board or the Board Committee may amend, suspend or terminate the Plan or any part thereof from time to time, provided that no change may be made which would impair the rights of a participant to whom shares of Common Stock have theretofore been awarded without the consent of said participant.

8.       MISCELLANEOUS.

         8.1 RIGHTS OF EMPLOYEES. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation or any affiliate to terminate any participant's employment or other relationship with the Corporation at any time, nor confer upon any participant any right to continued employment or other relationship with the Corporation or any affiliate.

         8.2 TAX WITHHOLDING. The Corporation shall have the authority to withhold, or to require a participant to remit to the Corporation, prior to issuance or delivery of any shares or cash hereunder, an amount sufficient to satisfy federal, state and a local tax withholding requirements associated with any Award. In addition, the Corporation may, in its sole discretion, permit a participant to satisfy any tax withholding requirements, in whole or in part, by
(i) delivering to the Corporation shares of Common Stock held by such participant having a Fair Market Value equal to the amount of the tax or (ii) directing the Corporation to retain shares of Common Stock otherwise issuable to the participant under the Plan.

         8.3 STATUS OF AWARDS. Awards hereunder shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Corporation and shall not affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

         8.4 WAIVER OF RESTRICTIONS. The Board Committee may, in its sole discretion, based on such factors as the Board Committee may deem appropriate, waive in whole or in part, any remaining restrictions or vesting requirements in connection with any Award hereunder.

         8.5 ADJUSTMENT OF AWARDS. Subject to Section 7, the Board Committee shall be authorized to make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles; provided however, that no such adjustment shall impair the rights of any participant without his consent. The Board Committee may also make Awards hereunder in replacement of, or as alternatives to, Awards previously granted to participants, including without limitation, previously granted Options having higher Option Prices and grants or rights under any other plan of the Corporation or of any acquired entity. The Board Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Corporation shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

         8.6 EFFECTIVE DATE AND TERM OF PLAN. The Plan shall be effective as of July 21, 1995. Any grants made hereunder prior to such approval shall be effective when made (unless otherwise specified by the Board Committee at the time of grant.) Unless terminated under the provisions of Section 7 hereof, the Plan shall continue in effect until terminated by the Board.

                             NATIONAL BEVERAGE CORP.
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 26, 2001
               SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


The undersigned hereby constitutes and appoints David J. Boden and Dean A. McCoy, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would posses if personally present, at the Annual Meeting of the Shareholders of NATIONAL BEVERAGE CORP. to be held at the Baltimore Marriott Waterfront Hotel, 700 Aliceanna Street, Baltimore, Maryland 21202, on October 26, 2001 at 2:00 pm local time and at any adjournments or postponements thereof, on all matters coming before said meeting in the manner set forth below:

1. Election of two Class II Directors for a term of three        4.  In their discretion, upon any other matters which may properly
   years:                                                            come before the meeting or any adjournments or postponements thereof.
     (Mark only one of the following boxes)

     VOTE FOR               VOTE WITHHELD                                   PLEASE MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]
    the nominee             for the nominee       NOMINEES:
     listed                   listed                                     THIS PROXY WHEN  PROPERLY  EXECUTED WILL BE VOTED IN THE
                                                                         MANNER DIRECTED  HEREIN BY THE UNDERSIGNED  SHAREHOLDER.
      [ ]                      [ ]               S. LEE KLING            IF NO  DIRECTION  IS MADE,  THIS PROXY WILL BE VOTED FOR
                                                                         THE  ELECTION AS CLASS II  DIRECTORS  OF THE NOMINEES OF
      [ ]                      [ ]               JOSEPH P. KLOCK, JR.    THE  BOARD  OF  DIRECTORS,  FOR  THE  AMENDMENT  TO  THE
                                                                         COMPANY'S  1991  OMNIBUS  INCENTIVE  PLAN TO INCREASE BY
                                                                         600,000 THE NUMBER OF SHARES  ISSUABLE  THEREUNDER,  FOR
                                                                         THE  AMENDMENT  TO THE  COMPANY'S  SPECIAL  STOCK OPTION
                                                                         PLAN  TO  INCREASE  BY  100,000  THE  NUMBER  OF  SHARES
2.  Approve an amendment to the Company's 1991 Omnibus                   ISSUABLE THEREUNDER AND WITH DISCRETIONARY  AUTHORITY ON
    Incentive Plan to increase by 600,000 the number of shares           ALL MATTERS  WHICH MAY PROPERLY  COME BEFORE THE MEETING
    issuable thereunder:                                                 OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                [  ]  For                                                The    undersigned    acknowledges    receipt   of   the
                [  ]  Against                                            accompanying Proxy Statement dated September ____, 2001
                [  ]  Abstain
                                                                         Date______________________________________________, 2001
3.  Approve an amendment to the Company Special Stock Option
    Plan to increase by 100,000 shares the number of shares
    issuable thereunder:                                                 _________________________________________________________
                [  ] For
                [  ] Against
                [  ] Abstain                                             __________________________________________________________
                                                                                     Signature of Shareholder(s)

                                                                          (When signing as attorney, trustee, executor,
                                                                          administrator, guardian, corporate officer or other
                                                                          representative, please give full title. If more than one
                                                                          trustee, all should sign. Joint owners must each sign.)